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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO

                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


         I, A. Mark Young, certify that:

         1. I have reviewed this amendment no. 2 to the annual report on Form 10-K/A of E Com Ventures, Inc. (the "Company"); and

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


         Date: August 29, 2003               /S/ A. MARK YOUNG
                                             -----------------------------------
                                             A. Mark Young
                                             Chief Financial Officer